Exhibit 10.49

SIXTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of January 1, 2018 by and among each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature page hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of October 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 31, 2012, and that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of July 10, 2014 (as so amended, the “Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Lease), all as more particularly described in the Lease; and
WHEREAS, pursuant to that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4) identified above (the “Fifth Amendment”), Tenant exercised its right to extend the Term of the Lease from April 30, 2017 to April 30, 2032; and
WHEREAS, in connection with the Fifth Amendment, Landlord and Tenant each intended that, commencing on January 1, 2018, Tenant would pay Additional Rent for the New Seasons Properties in lieu of certain periodic adjustments in Minimum Rent for the New Seasons Properties; and
WHEREAS, on June 1, 2015, the financing secured by the Bronco Financed Property known as McCarthy Court I and having an address at 1321 McCarthy Blvd, New Bern, North Carolina 28562 (the “McCarthy Court I Financed Property”) was repaid in full, and, pursuant to Section 23.18 of the Lease, the McCarthy Court I Financed Property was automatically added to and demised under the Lease, and, pursuant to Section 21.6 of the Bronco Financed Lease for the McCarthy Court Financed Property (the “McCarthy Court I Financed Lease”), the term of the McCarthy Court Financed Lease was automatically terminated; and
WHEREAS, Landlord and Tenant wish to amend the Lease to document (a) their intention that Tenant pay Additional Rent for the New Seasons Properties in lieu of annual periodic adjustments in Minimum Rent and (b) the addition of the McCarthy Court I Financed Property to the Lease;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.    McCarthy Court I Financed Property. As of June 1, 2015, the financing securing the McCarthy Court I Financed Property was repaid in full and the McCarthy Court I Financed Property has been added to and demised under the Lease, such that SNH/LTA SE McCarthy New Bern LLC became a Landlord under the Lease and FVE SE McCarthy New Bern LLC became a Tenant under the Lease.
2.    Additional Rent Properties. The defined term “Additional Rent Properties” set forth in Section 1.4 of the Lease is deleted in its entirety and replaced with “Intentionally Deleted”. Each reference in the Lease to the “Additional Rent Properties” is deleted and replaced with a reference to the “Leased Property”, and each reference in the Lease to an “Additional Rent Property” is deleted and replaced with a reference to a “Property”.
3.    Fair Market Rental. The defined term “Fair Market Rental” set forth in Section 1.37 of the Lease is deleted in its entirety and replaced with “Intentionally Deleted”.
4.    New Seasons Properties. The defined term “New Seasons Properties” set forth in Section 1.69 of the Lease is deleted in its entirety and replaced with “Intentionally Deleted”.
5.    Overdue Rate. The defined term “Overdue Rate” set forth in Section 1.74 of the Lease is deleted in its entirety and replaced with the following:
“Overdue Rate” shall mean, on any date, a per annum rate of interest equal to the lesser of fifteen percent (15%) and the maximum rate then permitted under Applicable Laws.
6.    Extended Terms. The second sentence of the second paragraph of Section 2.4 of the Lease is deleted in its entirety and replaced with the following:
All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that Tenant shall have no right to extend the Term beyond April 30, 2062.
7.    Periodic Adjustments of Minimum Rent. Section 3.1.1(e) of the Lease is deleted in its entirety.
8.    Schedule 1. Schedule 1 to the Lease is deleted in its entirety and replaced with Schedule 1 attached hereto.
9.    Exhibit A. Exhibit A to the Lease is amended by deleting Exhibit A-5 attached thereto in its entirety and replacing it with Exhibit A-5 attached hereto.

10.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:
CCOP SENIOR LIVING LLC
SNH CHS PROPERTIES TRUST
SNH NS PROPERTIES TRUST
SNH SOMERFORD PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA PROPERTIES TRUST
SNH/LTA SE HOME PLACE NEW BERN LLC
SNH/LTA SE MCCARTHY NEW BERN LLC
SPTIHS PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

TENANT:
FIVE STAR QUALITY CARE - NS TENANT, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST
FVE SE HOME PLACE NEW BERN LLC
FVE SE MCCARTHY NEW BERN LLC
By: /s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

[Signature Page to Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	$3,515,630	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Home Place of New Bern 1309 McCarthy Boulevard New Bern, NC 28562	2012	$2,742,228	06/20/2011	7.50%
A-5	McCarthy Court I 1321 McCarthy Blvd New Bern, NC 28562	2012	$3,050,293*	6/20/2011	7.50%
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Westridge Quality Care & Rehabilitation 600 Manor Drive Clarinda, IA 51632	2005	$2,933,641	12/31/2001	10%
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%
A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	$6,624,481	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002	2018	TBD	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856	2018	TBD	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914	2018	TBD	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411	2018	TBD	12/29/2003	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341	2018	TBD	12/29/2003	10%
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342	2018	TBD	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704	2018	TBD	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%
A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	2010	$14,988,426	10/01/2009	8.75%
A-27	McCarthy Court II 1325 McCarthy Boulevard New Bern, North Carolina	2012	$3,050,293*	06/20/2011	7.5%
A-28	Remington Club I & II 16925 and 16916 Hierba Drive San Diego, CA 92128	2005	$20,853,252	01/11/2002	10.0%
A-29	Savannah Square One Savannah Square Drive Savannah, GA 31406	2007	$6,931,887	10/01/2006	9.0%
A-30	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	2006	$4,992,156	11/19/2004	9.0%

* Base Gross Revenues (and Gross Revenues) for McCarthy Court I and McCarthy Court II are combined.

EXHIBIT A-5

McCarthy Court I
1321 McCarthy Boulevard
New Bern, North Carolina 28562

Lying and being situate in Craven County, North Carolina, and being more particularly described as follows:

TRACT ONE:
Being all of LOT 2 (REVISED), according to plat entitled “LOTS 1 & 2, HOME PLACE OF NEW BERN FOR HOME PLACE OF NEW BERN, LLC”, according to the plat thereof, recorded in PLAT CABINET G, SLIDE 173-C, in the Office of the Register of Deeds of Craven County, North Carolina.

EASEMENT TRACT: (APPURTENANT TO TRACT ONE OF FEE PARCEL ONLY)
TOGETHER WITH all property easement rights and benefits contained in that certain Declaration of Rights, Restrictions and Easements recorded in Book 2221, Page 208; and Amended and Restated Declaration of Rights, Restrictions and Easement recorded May 23, 2008, in Book 2727, Page 164, Craven County Registry.

TRACT TWO:
Being that 4,464 square feet tract according to plat entitled “RECOMBINATION LOTS 1 & 2, HOME PLACE OF NEW BERN FOR HOME PLACE OF NEW BERN, LLC”, according to the plat thereof, recorded in PLAT CABINET G, SLIDE 173-C, in the Office of the Register of Deeds of Craven County, North Carolina.